--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               FUNDAMENTAL VALUE
                                   FUND INC.
--------------------------------------------------------------------------------

           CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  MARCH 31, 2002




                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/


       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]
JOHN G. GOODE
PORTFOLIO MANAGER

[PHOTO]
PETER J. HABLE
PORTFOLIO MANAGER


      JOHN G. GOODE

      John G. Goode has more than 33 years of securities business experience and has managed the Fund since 1990. Education: BA in Economics, MBA from Stanford University.

      PETER J. HABLE

      Peter J. Hable has more than 18 years of securities business experience. Mr. Hable holds a BS in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

      FUND FACTS

      FUND INCEPTION
      ---------------------------------------
      November 12, 1981

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      ---------------------------------------
      33 Years (John G. Goode)
      18 Years (Peter J. Hable)

                CLASS A  CLASS B CLASS L
      ----------------------------------
      NASDAQ     SHFVX    SFVBX   SFVCX
      ----------------------------------
      INCEPTION 11/12/81 11/6/92 8/10/93
      ----------------------------------

[GRAPHIC]  Classic Series

 Semi-Annual Report . March 31, 2002

 SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

Average Annual Total Returns as of March 31, 2002* (unaudited)


                                     Without Sales Charges/(1)/

                                     Class A    Class B Class L
                   --------------------------------------------
                   Six Months+        14.93%     14.46%  14.47%
                   --------------------------------------------
                   One-Year            0.80       0.00   (0.08)
                   --------------------------------------------
                   Five-Year          13.16      12.27   12.26
                   --------------------------------------------
                   Ten-Year           14.62        N/A     N/A
                   --------------------------------------------
                   Since Inception++  13.84      13.98   12.95
                   --------------------------------------------

                                      With Sales Charges/(2)/

                                     Class A    Class B Class L
                   --------------------------------------------
                   Six Months+         9.19%      9.46%  12.31%
                   --------------------------------------------
                   One-Year           (4.24)     (4.98)  (2.03)
                   --------------------------------------------
                   Five-Year          12.01      12.15   12.03
                   --------------------------------------------
                   Ten-Year           14.03        N/A     N/A
                   --------------------------------------------
                   Since Inception++  13.56      13.98   12.82
                   --------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 12, 1981, November
   6, 1992 and August 10, 1993, respectively.


What's Inside

Your Investment in the Smith Barney Fundamental Value Fund Inc. ............1
Letter to Our Shareholders .................................................2
Fund at a Glance ...........................................................7
Historical Performance .....................................................8
Growth of $10,000 .........................................................11
Schedule of Investments ...................................................12
Statement of Assets and Liabilities .......................................18
Statement of Operations ...................................................19
Statements of Changes in Net Assets .......................................20
Notes to Financial Statements .............................................21
Financial Highlights ......................................................27

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/SM/

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

          YOUR INVESTMENT IN THE SMITH BARNEY FUNDAMENTAL VALUE FUND

John G. Goode and Peter J. Hable seek to uncover unrecognized investment opportunities. They evaluate business fundamentals as well as industry forecasts to identify opportunities throughout the market.




[GRAPHIC]
A Focused Approach to Value Investing
John and Peter believe that the best long-term results can often be achieved by concentrating on a carefully selected group of securities.

[GRAPHIC]
A Disciplined Investment Approach
John and Peter search for leading businesses with sound fundamentals that are undervalued and, accordingly, have above-average potential for capital growth.

[GRAPHIC]
A Flexible Stock Selection Strategy
John and Peter's stock selection process considers both the business fundamentals of a prospective company as well as the outlook for its particular industry and overall economic trends. The Fund has the flexibility to invest across market capitalization and may increase its cash position if capital growth opportunities do not appear attractive.

[GRAPHIC]
Portfolio Manager-Driven Funds--The Classic Series
The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines.

[GRAPHIC]
A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


    1 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Dear Shareholder,

Enclosed herein is the semi-annual report for the Smith Barney Fundamental Value Fund Inc. ("Fund") for the six months ended March 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six months ended March 31, 2002, the Fund's Class A shares, without sales charges, returned 14.93%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned 10.99%, the Russell 3000 Index/2/ returned 12.84%, and the Lipper Multi-Cap Value Funds Average ("Lipper Average")/3/ returned 13.89% for the same period. Past performance is not indicative of future results.

Going forward, we have decided to use the Russell 3000 Index as a benchmark for the Fund, because it more clearly represents our all-cap approach. Our investment approach looks for value anywhere, and increasingly it may come from stocks formerly thought of as growth stocks. The S&P 500 comprises approximately 85% large capitalization stocks, whereas the Russell 3000 has about 70% large capitalization companies with the remaining 30% in small- and mid-cap companies. The Fund includes companies in each category and the small- and mid-cap components now account for approximately 40% of its portfolio. Because of the all-cap nature of the Fund, we believe the Russell 3000 Index more closely approximates our investment style and approach.

We think it is important to make additional comments on the subject of investment style. As the chart on the next page shows, there are extended periods of time when growth managers do better than their value counterparts and then things reverse and value has its day in the sun. In March 2000, growth had been the winning style for a number of years and the returns to this approach were at a historic high, by a wide margin, when compared to those for value managers. During this period of time, Warren Buffett was being excoriated in the press as an "investment dinosaur", Julian Robertson was sharply reducing operations at Tiger Management and many seasoned value managers were deciding that they needed more time to work on their golf handicaps. There is a saying that "they never ring a bell at important tops and bottoms", but the growth/value return chart and the press treatment of some of history's greatest investors were loud enough for even those with "investment tin ears".

--------
1The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 2The Russell 3000 Index measures the performance of the 3,000 largest U.S.
 companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
3Lipper is an independent mutual fund-tracking organization.


    2 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

                                    [CHART]

Large Cap Growth versus Large Cap Value
----------------------------------------------------

                             Growth vs. Value Ratio

Dec-1974     0.000000000
Jan-1975     0.927354260
Feb-1975     0.952268515
Mar-1975     0.963675125
Apr-1975     0.901938769
May-1975     0.825722870
Jun-1975     0.833982092
Jul-1975     0.797797055
Aug-1975     0.797062248
Sep-1975     0.686058065
Oct-1975     0.685883615
Nov-1975     0.717360187
Dec-1975     0.837594890
Jan-1976     0.794885406
Feb-1976     0.790701914
Mar-1976     0.791541333
Apr-1976     0.776018030
May-1976     0.776504482
Jun-1976     0.776600943
Jul-1976     0.765755399
Aug-1976     0.765539027
Sep-1976     0.767975760
Oct-1976     0.724492934
Nov-1976     0.677646314
Dec-1976     0.665642058
Jan-1977     0.615735615
Feb-1977     0.579762794
Mar-1977     0.553074827
Apr-1977     0.521329666
May-1977     0.501224557
Jun-1977     0.532133100
Jul-1977     0.539982402
Aug-1977     0.530063513
Sep-1977     0.493275655
Oct-1977     0.453753148
Nov-1977     0.488927434
Dec-1977     0.515476201
Jan-1978     0.464417387
Feb-1978     0.420655527
Mar-1978     0.423349569
Apr-1978     0.439750515
May-1978     0.442341623
Jun-1978     0.437087899
Jul-1978     0.452043951
Aug-1978     0.455939247
Sep-1978     0.426744194
Oct-1978     0.361697309
Nov-1978     0.378613781
Dec-1978     0.409153142
Jan-1979     0.415870591
Feb-1979     0.398478818
Mar-1979     0.417622730
Apr-1979     0.425397035
May-1979     0.415716263
Jun-1979     0.439502197
Jul-1979     0.449464267
Aug-1979     0.458357783
Sep-1979     0.454238727
Oct-1979     0.426773575
Nov-1979     0.431435721
Dec-1979     0.445048372
Jan-1980     0.446424289
Feb-1980     0.437771544
Mar-1980     0.434018464
Apr-1980     0.450762714
May-1980     0.474093533
Jun-1980     0.464765040
Jul-1980     0.470927710
Aug-1980     0.469970197
Sep-1980     0.463286339
Oct-1980     0.462855845
Nov-1980     0.493069313
Dec-1980     0.507866542
Jan-1981     0.503362496
Feb-1981     0.508051892
Mar-1981     0.520353060
Apr-1981     0.523055471
May-1981     0.529800158
Jun-1981     0.514643578
Jul-1981     0.518163093
Aug-1981     0.511612728
Sep-1981     0.515282639
Oct-1981     0.530152833
Nov-1981     0.540639152
Dec-1981     0.556857319
Jan-1982     0.556906184
Feb-1982     0.542919389
Mar-1982     0.538470253
Apr-1982     0.557238913
May-1982     0.558393214
Jun-1982     0.565485006
Jul-1982     0.579282096
Aug-1982     0.612476865
Sep-1982     0.604784984
Oct-1982     0.638290787
Nov-1982     0.655407884
Dec-1982     0.647858121
Jan-1983     0.636120227
Feb-1983     0.639844498
Mar-1983     0.632518892
Apr-1983     0.617416884
May-1983     0.596280857
Jun-1983     0.594129094
Jul-1983     0.578384843
Aug-1983     0.563255753
Sep-1983     0.564584774
Oct-1983     0.563009042
Nov-1983     0.548519941
Dec-1983     0.543677229
Jan-1984     0.534456923
Feb-1984     0.526747496
Mar-1984     0.533381275
Apr-1984     0.531466097
May-1984     0.522883592
Jun-1984     0.523733657
Jul-1984     0.518632170
Aug-1984     0.521207362
Sep-1984     0.481855437
Oct-1984     0.489450574
Nov-1984     0.484614808
Dec-1984     0.486432218
Jan-1985     0.491801091
Feb-1985     0.473039526
Mar-1985     0.467154871
Apr-1985     0.434469075
May-1985     0.462297302
Jun-1985     0.472799584
Jul-1985     0.493073395
Aug-1985     0.488555079
Sep-1985     0.476100885
Oct-1985     0.455016791
Nov-1985     0.493037251
Dec-1985     0.528274837
Jan-1986     0.536935473
Feb-1986     0.565711100
Mar-1986     0.589899179
Apr-1986     0.616653610
May-1986     0.619759026
Jun-1986     0.635356701
Jul-1986     0.636612529
Aug-1986     0.601925973
Sep-1986     0.569541563
Oct-1986     0.594037544
Nov-1986     0.595423682
Dec-1986     0.597831944
Jan-1987     0.614251521
Feb-1987     0.621587496
Mar-1987     0.603874722
Apr-1987     0.617920405
May-1987     0.621673250
Jun-1987     0.635586850
Jul-1987     0.659425639
Aug-1987     0.667916674
Sep-1987     0.677378935
Oct-1987     0.640672775
Nov-1987     0.636385111
Dec-1987     0.656929502
Jan-1988     0.586342150
Feb-1988     0.599601258
Mar-1988     0.592609615
Apr-1988     0.610566584
May-1988     0.618170462
Jun-1988     0.628693257
Jul-1988     0.615964127
Aug-1988     0.604821760
Sep-1988     0.604293105
Oct-1988     0.608510626
Nov-1988     0.605160753
Dec-1988     0.615185689
Jan-1989     0.640797641
Feb-1989     0.635450711
Mar-1989     0.631130462
Apr-1989     0.642375621
May-1989     0.659823164
Jun-1989     0.648873928
Jul-1989     0.684792885
Aug-1989     0.684588759
Sep-1989     0.689059675
Oct-1989     0.707799540
Nov-1989     0.709721178
Dec-1989     0.689869578
Jan-1990     0.691269714
Feb-1990     0.693003616
Mar-1990     0.702680249
Apr-1990     0.729569106
May-1990     0.767223630
Jun-1990     0.792261036
Jul-1990     0.769841588
Aug-1990     0.770759328
Sep-1990     0.766354848
Oct-1990     0.797147405
Nov-1990     0.809624770
Dec-1990     0.805007545
Jan-1991     0.826713789
Feb-1991     0.842165146
Mar-1991     0.837732265
Apr-1991     0.851225861
May-1991     0.852789079
Jun-1991     0.871720082
Jul-1991     0.914980690
Aug-1991     0.896064391
Sep-1991     0.899027711
Oct-1991     0.919269218
Nov-1991     0.957591360
Dec-1991     0.986390021
Jan-1992     0.942813874
Feb-1992     0.891796320
Mar-1992     0.884663233
Apr-1992     0.840181723
May-1992     0.829548140
Jun-1992     0.803514109
Jul-1992     0.813553656
Aug-1992     0.808521797
Sep-1992     0.811537318
Oct-1992     0.847369905
Nov-1992     0.868739038
Dec-1992     0.845818219
Jan-1993     0.817436340
Feb-1993     0.769295407
Mar-1993     0.772497141
Apr-1993     0.728321965
May-1993     0.736399032
Jun-1993     0.746986161
Jul-1993     0.713889290
Aug-1993     0.730309012
Sep-1993     0.730897489
Oct-1993     0.743806245
Nov-1993     0.736493175
Dec-1993     0.711364037
Jan-1994     0.671531464
Feb-1994     0.685150125
Mar-1994     0.684837421
Apr-1994     0.676079389
May-1994     0.685112646
Jun-1994     0.686893939
Jul-1994     0.699394209
Aug-1994     0.701450157
Sep-1994     0.720978859
Oct-1994     0.741908823
Nov-1994     0.745668684
Dec-1994     0.755906599
Jan-1995     0.752707686
Feb-1995     0.750522395
Mar-1995     0.766193058
Apr-1995     0.761279544
May-1995     0.749598271
Jun-1995     0.773875346
Jul-1995     0.777141557
Aug-1995     0.746490912
Sep-1995     0.733099151
Oct-1995     0.748178015
Nov-1995     0.746307240
Dec-1995     0.729482156
Jan-1996     0.743929148
Feb-1996     0.758283062
Mar-1996     0.757584989
Apr-1996     0.761209760
May-1996     0.760882235
Jun-1996     0.784528614
Jul-1996     0.763479716
Aug-1996     0.759053433
Sep-1996     0.783603837
Oct-1996     0.752807902
Nov-1996     0.734103869
Dec-1996     0.731638203
Jan-1997     0.731307036
Feb-1997     0.722572396
Mar-1997     0.729918758
Apr-1997     0.759690849
May-1997     0.769864218
Jun-1997     0.754870903
Jul-1997     0.746979254
Aug-1997     0.740982654
Sep-1997     0.736203990
Oct-1997     0.744590401
Nov-1997     0.723232340
Dec-1997     0.707676725
Jan-1998     0.758658753
Feb-1998     0.730780247
Mar-1998     0.717487474
Apr-1998     0.727720635
May-1998     0.724567725
Jun-1998     0.779028671
Jul-1998     0.774647269
Aug-1998     0.787105404
Sep-1998     0.834563603
Oct-1998     0.832954809
Nov-1998     0.849543650
Dec-1998     0.936887039
Jan-1999     1.021025017
Feb-1999     1.007259198
Mar-1999     1.008606813
Apr-1999     0.913981357
May-1999     0.922599801
Jun-1999     0.959028179
Jul-1999     0.939294590
Aug-1999     0.958233294
Sep-1999     1.009450665
Oct-1999     1.075320514
Nov-1999     1.145131947
Dec-1999     1.235567811
Jan-2000     1.209898656
Feb-2000     1.287512061
Mar-2000     1.257496034
Apr-2000     1.268988020
May-2000     1.187049593
Jun-2000     1.340468667
Jul-2000     1.237854375
Aug-2000     1.191879911
Sep-2000     1.160949740
Oct-2000     1.087635398
Nov-2000     0.941312745
Dec-2000     0.873177465
Jan-2001     0.920235774
Feb-2001     0.733615152
Mar-2001     0.664539117
Apr-2001     0.701552699
May-2001     0.669258593
Jun-2001     0.647653754
Jul-2001     0.642817664
Aug-2001     0.600490000
Sep-2001     0.556330000
Oct-2001     0.607030000
Nov-2001     0.645080000
Dec-2001     0.626600000
Jan-2001     0.668370000
Feb-2001     0.633690000

Source: Leuthold Group Institutional Research March 2002; The ratio is derived from the Leuthold Royal Blue Index which is comprised of 99 of the stocks where US institutions have the most dollars invested.

Over the last two years, investors have re-discovered "value" and the relationship of growth and value has returned to a point where it is no longer possible to argue that value or growth will carry the day in the next few years. It is likely that both growth and value stocks will do well in the period ahead. We are finding many so-called former growth stocks that now trade at "value prices".

Investment Strategy
The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

Market and Economic Conditions
The most important event affecting the last six months was the terrorist attack on September 11th. Going into September, stocks were quite weak, and it looked like the market was setting up a double bottom (in March 2001 and possibly in September/October 2001). When the markets re-opened in late September, we believe that many stocks were deeply oversold and market uncertainties were very high.

Interest rates had been cut aggressively by the U.S. Federal Reserve Board ("Fed") and short-term rates reached a 40-year low, well below 2%. As a result of very low interest rates, a refinance boom occurred, as consumers were able to replace higher cost mortgages and also to borrow additional funds for other uses. Unlike previous recessions where the Fed tightened monetary policy and raised interest rates, in this recession, there was a dramatic reduction in rates and a very shallow recession where the consumer was concerned.



    3 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

However, the corporate side of the economy continued to experience major dislocations in the wake of the technology and telecommunications "bubble" of several years ago. Several Internet ventures and other smaller companies went bankrupt, sales for many companies declined sharply, and balance sheets came under pressure. Unlike the consumer side, businesses generally faced one of the worst periods in history as the economy tried to work off the excesses of the late 1990s.

Every bear market purges the excesses of the previous bull. One of the important excesses of the last bull market, which ended in March 2000, was in the area of accounting. Many companies used a variety of accounting techniques to smooth quarterly earnings or to enhance their earnings "speed limit". By this we mean that a number of companies used accounting measures to make their earnings appear to grow faster than the actual facts warranted. We are currently seeing the accounting issue play itself out in the market.

Investment Approach
Bear markets almost always usher in a change of leadership. We are not aware of any exceptions to this. The period most like the current one was the period between 1975-1982. In the early 1970s, the term "nifty-fifty" was coined to describe institutions' love affair with the largest capitalization companies of the time. Names like Polaroid and Avon were bid to astronomical price-to-earnings ("P/E")/4/ ratios and institutional funds concentrated in the so-called "best and the brightest". When the subsequent bear market ended in December 1974, large capitalization stocks lost their leadership role. Between 1975 and 1982, small capitalization stocks were the best performing asset class in each and every year.

The bull market of the late 1990s had much in common with the earlier period (1972-1973). The largest companies performed the best in the market and many investment managers concentrated their holdings in them. In 1998 and 1999, it took only 12 stocks to account for more than 50% of the performance in the S&P 500.

We believe the most recent bear market ended on September 21, 2001. In our opinion, market returns in the next 3-5 years will be lower than they were in the late 1990s and small and mid-cap stocks may dramatically outperform large-cap stocks.

Because of the changing characteristics of the new bull market, we believe it will be important to have significant small- and mid-cap representation in portfolios. We have been actively pursuing this objective. During the fourth quarter of last year inventories for the U.S. economy declined well in excess of $100 billion, a historic high. As a result, we believe many companies may need to begin rebuilding inventories if the economy improves. For this and other reasons (including the fact that we believe many companies' stocks are now at more attractive valuations), we have taken our technology positions back to market weight after having been underweight for most of the last two years. We believe the biggest beneficiaries of improving business conditions will be found on the corporate rather than on the consumer side of the economy. We continue to seek companies that would be beneficiaries of a more robust economy.

Portfolio Highlights
As indicated earlier, we chose to add to our technology positions during the last six months. It is our belief that many of the largest technology companies continue to be overpriced, over-owned, and too large to grow meaningfully in the years ahead. Our recent purchases in the technology sector reflect what we were doing the last time we made a significant investment in the sector in 1996/1997. We believe the best values are in the small- and mid-cap sectors of technology, not in the larger household names. Companies that we added to the portfolio or increased in portfolio weighting included: LSI Logic Corp., Unisys Corp., Maxtor Corp., Micromuse, Inc., Taiwan Semiconductor Manufacturing Co. Ltd., Agilent Technologies, Inc., and Agere Systems, Inc. In recent weeks, we have been adding to Lucent Technologies, Inc. Although earnings visibility is poor and earnings are predicted to be off in the future, we remain convinced that Lucent's balance sheet is strong enough to see it through the next few quarters. We also increased our position moderately in Intel Corp. in October of last year.
--------
4The P/E ratio is a stock's price divided by its earnings per share.


    4 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

In the financial services sector we added or increased positions in: J.P. Morgan Chase & Co., MGIC Investment Corp., Golden State Bancorp Inc., Ambac Financial Group Inc., MBIA, Inc., Chubb Corp. and Allstate Corp. because many of these stocks were available at what we felt were very attractive prices. In the wake of September 11th, some companies actually saw their business prospects change for the better. Chubb is a leading specialty insurance company, and we suspect that it actually may have that most elusive of business characteristics in the next few years: pricing power! We also continue to feel that Golden State Bancorp Inc. may be a merger candidate.

Other companies added to the portfolio during the last six months include:
Marriott International, Inc., Liberty Media Corp., Hasbro, Inc., Raytheon Co., Waste Management, Inc., Honeywell International Inc., McDonald's Corp., and Rio Tinto Ltd. In the utilities sector, we added El Paso Corp., Duke Energy Corp. and The Williams Companies Inc. to the portfolio. In the telecommunications services sector, Qwest Communications International, Inc. and Nippon Telegraph & Telephone Corp. were important additions.

Our investment philosophy is to buy leading franchises, selling at depressed prices, for reasons thought to be temporary. We hope to buy "rubber balls", companies that we believe have good long-term business franchises, selling at attractive prices that can be expected to rebound in the sense that they return to investor favor. We try to avoid "broken eggs", stocks that we believe are cheap but deserve to remain so. In our opinion, most Internet companies are broken eggs, although we have found a few that appear to have considerable bounce.

Principal portfolio sales occurred in the energy sector as we restructured our holdings. Sales included Royal Dutch Shell, Marathon Oil Corp., and Baker Hughes Inc. Purchases in the energy sector included BJ Services Co., GlobalSantaFe Corp., ChevronTexaco Corp., and Varco International, Inc. We believe the upside potential for the purchases is much better than for the companies that were sold. Other key sales during the quarter were AT&T Corp., International Paper Inc., Health Management Associates, Inc. and Taiwan Semiconductor Manufacturing Co. Ltd. The latter was sold even though it was a new Fund purchase because it had doubled within a relatively short period of time. We sold International Paper and Health Management because we felt those stocks were fully priced. We are unimpressed with the AT&T restructuring and what it might do for shareholders.

Market and Fund Outlook
We think that lower interest rates and fiscal stimulus should cause the U.S. economy to begin growing at a 3-5% rate in the next few quarters. If we are correct about the current (low) levels of inventories in the U.S. economy, the economy could gain surprising strength in the next few months. As indicated above, any stock market advance probably will be broader than in the recent past even though we expect overall market returns to be lower. This is because we feel it is unlikely that P/E ratios will double as they did between 1995-2000 for the S&P 500.

Clearly, there are still some troublesome "left field" possibilities. The current situation in the Middle East is very difficult, even tragic, and events that play out in this area of the world clearly may affect our markets. Also, it is evident that the current accounting scandal will take some time before it is fully reflected in the market. Notwithstanding these uncertainties, we look for 2002 to be the first positive year for the leading indexes since 1999.

We commented above that the stock market would probably be more broadly based even though returns might be much lower. There is both good and bad news in this statement. If investors look for a return of the stock market leadership of the last half of the 1990s, we think they will be disappointed. If they diversify their assets to include new possibilities, they may find significant rewards.




    5 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

The following may help illuminate what we mean. The bottom 250 companies (50% of the companies) of the S&P 500 account for only 10% of its value. Let's assume these companies all double in the next five years, whereas the top 250 remain constant in price. (We admit this example is unlikely but useful anyway.) The overall return for the S&P 500 over this period would be only +1.9% per annum, even though half the companies have doubled in price. Although this situation is highly unlikely as described, we do believe small- and mid-cap stocks will do much better than large-cap companies as a whole. We believe portfolios with meaningful small- and mid-cap representation, such as Smith Barney Fundamental Value Fund, are positioned to benefit if this happens.

Thank you for investing in the Smith Barney Fundamental Value Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                   /s/ John G. Goode   /s/ Peter J. Hable
Heath B. McLendon                       John G. Goode       Peter J. Hable
Chairman                                Vice President and  Vice President and
                                        Investment Officer  Investment Officer

April 22, 2002

Please note, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 12 through 17 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of March 31, 2002 and is subject to change.



    6 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

       SMITH BARNEY FUNDAMENTAL VALUE FUND INC. at a Glance (unaudited)


 TOP TEN HOLDINGS*+

 1. Alcoa Inc.................................... 2.4%
 2. BJ Services Co............................... 2.3
 3. ChevronTexaco Corp........................... 2.3
 4. Countrywide Credit Industries, Inc........... 1.9
 5. MGIC Investment Corp......................... 1.9
 6. Carnival Corp................................ 1.9
 7. Johnson & Johnson............................ 1.8
 8. American Express Co.......................... 1.8
 9. Engelhard Corp............................... 1.7
10. McKesson Corp................................ 1.7

                  INDUSTRY DIVERSIFICATION OF COMMON STOCKS*+

    [CHART]

 3.6%    Aerospace and Defense
 3.7%    Chemicals
 4.1%    Computer Software
 5.9%    Electronic Components - Semiconductors
10.0%    Financial Services
 5.9%    Healthcare
 5.2%    Insurance
 8.5%    Oil and Gas Services
 6.7%    Pharmaceuticals
 7.4%    Telecommunication
39.0%    Other


                            INVESTMENT BREAKDOWN*++

                                    [CHART]

Repurchase Agreement                          10.4%
Foreign Stock, Convertible Preferred Stock,
Corporate Bonds and Notes, Options, Warrants   2.3%
Common Stock                                  87.3%

* All information is as of March 31, 2002. Please note that the Fund's holdings are subject to change.
+  As a percentage of total common stock.
++ As a percentage of total investments.

    7 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES (UNAUDITED)


                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain       Total
Period Ended          of Period of Period Dividends Distributions   Returns/(1)+/
---------------------------------------------------------------------------------
3/31/02                $11.99    $13.73     $0.00       $0.05          14.93%++
---------------------------------------------------------------------------------
9/30/01                 15.97     11.99      0.00        1.19         (18.52)
---------------------------------------------------------------------------------
9/30/00                 12.90     15.97      0.00        0.83          31.55
---------------------------------------------------------------------------------
9/30/99                 10.07     12.90      0.02        0.72          37.17
---------------------------------------------------------------------------------
9/30/98                 11.37     10.07      0.11        0.52          (6.04)
---------------------------------------------------------------------------------
9/30/97                  9.31     11.37      0.13        0.44          29.53
---------------------------------------------------------------------------------
9/30/96                  8.66      9.31      0.19        0.37          14.73
---------------------------------------------------------------------------------
9/30/95                  8.20      8.66      0.13        0.81          19.94
---------------------------------------------------------------------------------
9/30/94                  8.42      8.20      0.08        0.53           4.92
---------------------------------------------------------------------------------
9/30/93                  7.22      8.42      0.06        0.46          25.23
---------------------------------------------------------------------------------
9/30/92                  6.47      7.22      0.14        0.00          14.01
---------------------------------------------------------------------------------
Total                                       $0.86       $5.92
---------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES (UNAUDITED)
                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain       Total
Period Ended          of Period of Period Dividends Distributions   Returns/(1)+/
---------------------------------------------------------------------------------
3/31/02                $11.62    $13.25     $0.00       $0.05          14.46%++
---------------------------------------------------------------------------------
9/30/01                 15.63     11.62      0.00        1.19         (19.16)
---------------------------------------------------------------------------------
9/30/00                 12.73     15.63      0.00        0.83          30.59
---------------------------------------------------------------------------------
9/30/99                 10.01     12.73      0.00        0.72          36.00
---------------------------------------------------------------------------------
9/30/98                 11.31     10.01      0.03        0.52          (6.79)
---------------------------------------------------------------------------------
9/30/97                  9.26     11.31      0.06        0.44          28.62
---------------------------------------------------------------------------------
9/30/96                  8.62      9.26      0.13        0.37          13.82
---------------------------------------------------------------------------------
9/30/95                  8.16      8.62      0.08        0.81          19.19
---------------------------------------------------------------------------------
9/30/94                  8.37      8.16      0.02        0.53           4.21
---------------------------------------------------------------------------------
Inception* -- 9/30/93    7.31      8.37      0.05        0.46          22.82++
---------------------------------------------------------------------------------
Total                                       $0.37       $5.92
---------------------------------------------------------------------------------



   8 Smith Barney Fundamental Value Fund Inc.  | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES (UNAUDITED)



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain       Total
Period Ended          of Period of Period Dividends Distributions    Returns/(1)+/
----------------------------------------------------------------------------------
3/31/02                $11.61    $13.24     $0.00       $0.05          14.47%++
----------------------------------------------------------------------------------
9/30/01                 15.62     11.61      0.00        1.19         (19.17)
----------------------------------------------------------------------------------
9/30/00                 12.73     15.62      0.00        0.83          30.51
----------------------------------------------------------------------------------
9/30/99                 10.01     12.73      0.00        0.72          36.00
----------------------------------------------------------------------------------
9/30/98                 11.30     10.01      0.03        0.52          (6.70)
----------------------------------------------------------------------------------
9/30/97                  9.26     11.30      0.06        0.44          28.52
----------------------------------------------------------------------------------
9/30/96                  8.62      9.26      0.13        0.37          13.82
----------------------------------------------------------------------------------
9/30/95                  8.16      8.62      0.09        0.81          19.33
----------------------------------------------------------------------------------
9/30/94                  8.37      8.16      0.02        0.53           4.24
----------------------------------------------------------------------------------
Inception* -- 9/30/93    8.15      8.37      0.00        0.00           2.70++
----------------------------------------------------------------------------------
Total                                       $0.33       $5.46
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES (UNAUDITED)
                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain       Total
Period Ended          of Period of Period Dividends Distributions    Returns/(1)+/
----------------------------------------------------------------------------------
3/31/02                $12.11    $13.89     $0.00       $0.05          15.11%++
----------------------------------------------------------------------------------
9/30/01                 16.07     12.11      0.00        1.19         (18.27)
----------------------------------------------------------------------------------
9/30/00                 12.93     16.07      0.00        0.83          32.04
----------------------------------------------------------------------------------
9/30/99                 10.10     12.93      0.06        0.72          37.57
----------------------------------------------------------------------------------
9/30/98                 11.40     10.10      0.16        0.52          (6.78)
----------------------------------------------------------------------------------
9/30/97                  9.32     11.40      0.16        0.44          30.06
----------------------------------------------------------------------------------
Inception* -- 9/30/96    8.54      9.32      0.00        0.00           9.13**++
----------------------------------------------------------------------------------
Total                                       $0.38       $3.75
----------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


    9 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)



                                         Without Sales Charges/(1)/
                                     ------------------------------
                                     Class A Class B Class L Class Y
          -----------------------------------------------------------
          Six Months Ended 3/31/02++  14.93%  14.46%  14.47%  15.11%
          -----------------------------------------------------------
          Year Ended 3/31/02           0.80   (0.00)  (0.08)   1.09
          -----------------------------------------------------------
          Five Years Ended 3/31/02    13.16   12.27   12.26   13.29
          -----------------------------------------------------------
          Ten Years Ended 3/31/02     14.62     N/A     N/A     N/A
          -----------------------------------------------------------
          Inception* through 3/31/02  13.84   13.98   12.95   14.15**
          -----------------------------------------------------------

                                          With Sales Charges/(2)/
                                     --------------------------------
                                     Class A Class B Class L Class Y
          -----------------------------------------------------------
          Six Months Ended 3/31/02++   9.19%   9.46%  12.31%  15.11%
          -----------------------------------------------------------
          Year Ended 3/31/02          (4.24)  (4.98)  (2.03)   1.09
          -----------------------------------------------------------
          Five Years Ended 3/31/02    12.01   12.15   12.03   13.29
          -----------------------------------------------------------
          Ten Years Ended 3/31/02     14.03     N/A     N/A     N/A
          -----------------------------------------------------------
          Inception* through 3/31/02  13.56   13.98   12.82   14.15**
          -----------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                              Without Sales Charges/(1)/
        ----------------------------------------------------------------
        Class A (3/31/92 through 3/31/02)              291.30%
        ----------------------------------------------------------------
        Class B (Inception* through 3/31/02)           242.08
        ----------------------------------------------------------------
        Class L (Inception* through 3/31/02)           186.34
        ----------------------------------------------------------------
        Class Y (Inception* through 3/31/02)           126.13**
        ----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
** During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.


   10 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

Growth of $10,000 Invested in Class A Shares of the Smith Barney Fundamental Value Fund Inc. vs.
Standard & Poor's 500 Index, Russell 3000 Index and Lipper Multi-Cap Value
Funds Average+
--------------------------------------------------------------------------------
                           March 1992 -- March 2002

                                     [CHART]

        Smith Barney
        Fundamental    Standard & Poor's  Russell 3000     Lipper Multi-Cap
      Value Fund Inc.      500 Index          Index       Funds Value Average
      ---------------  -----------------  ------------   --------------------
3/92     $ 9,501            $10,000         $10,000             $10,000
9/92      10,000             10,511          10,404              10,342
9/93      12,523             11,875          12,126              12,361
9/94      13,138             12,311          12,435              12,906
9/95      15,758             15,969          16,082              16,059
9/96      18,079             19,213          19,140              18,682
9/97      23,417             26,981          26,541              25,741
9/98      22,002             29,432          27,769              24,212
9/99      30,180             37,612          35,080              28,603
9/00      39,703             42,603          41,464              32,814
9/01      32,349             31,268          29,891              30,436
3/02      37,179             34,704          33,729              34,645


+Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2002, compared to the Standard & Poor's 500 Index. The Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Multi-Cap Value Funds Average is composed of the Fund's peer group of mutual funds (542 funds as of March 31, 2002). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


   11 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                   MARCH 31, 2002



        SHARES                    SECURITY                      VALUE
     ---------------------------------------------------------------------
     COMMON STOCK -- 87.3%
     Aerospace and Defense -- 3.1%
          550,000 Boeing Co.                               $    26,537,500
          750,000 Honeywell International Inc.                  28,702,500
        1,150,000 Precision Castparts Corp.                     40,721,500
        1,075,000 Raytheon Co.                                  44,128,750
     ---------------------------------------------------------------------
                                                               140,090,250
     ---------------------------------------------------------------------
     Airlines -- 0.3%
           85,000 AMR Corp.*                                     2,244,850
          320,000 Delta Air Lines, Inc.                         10,470,400
     ---------------------------------------------------------------------
                                                                12,715,250
     ---------------------------------------------------------------------
     Auto and Truck Manufacturers -- 1.0%
          400,000 General Motors Corp.                          24,180,000
          255,000 PACCAR Inc.                                   18,668,550
     ---------------------------------------------------------------------
                                                                42,848,550
     ---------------------------------------------------------------------
     Auto and Truck Parts -- 0.5%
        1,290,000 Delphi Corp.                                  20,627,100
     ---------------------------------------------------------------------
     Broadcasting and Cable TV -- 1.1%
        3,800,000 Liberty Media Corp., Class A Shares*          48,032,000
     ---------------------------------------------------------------------
     Chemicals -- 3.3%
        1,294,129 Dow Chemical Co.                              42,343,901
        2,174,100 Engelhard Corp.                               67,462,323
          490,500 IMC Global Inc.                                7,234,875
          135,200 PT Toba Pulp Lestari Tbk, Sponsored ADR*             135
          675,000 Rohm & Haas Co.                               28,532,250
     ---------------------------------------------------------------------
                                                               145,573,484
     ---------------------------------------------------------------------
     Computer Services -- 1.4%
        1,053,800 Register.com, Inc.*                            9,463,124
        4,250,000 Unisys Corp.*                                 53,677,500
     ---------------------------------------------------------------------
                                                                63,140,624
     ---------------------------------------------------------------------
     Computer Software -- 3.5%
        1,300,000 Adobe Systems Inc.                            52,377,000
        3,150,000 Micromuse, Inc.*                              27,594,000
        4,180,000 RealNetworks, Inc.*                           29,343,600
        1,180,000 Symantec Corp.*                               48,627,800
     ---------------------------------------------------------------------
                                                               157,942,400
     ---------------------------------------------------------------------
     Computers and Peripherals -- 3.0%
          650,000 Electronics for Imaging, Inc.*                11,895,000
        2,500,000 Hewlett-Packard Co.                           44,850,000
          603,874 International Business Machines Corp.         62,802,896
        1,468,000 Lexar Media Inc.*                              3,963,600
        1,290,000 Maxtor Corp.*                                  8,965,500
     ---------------------------------------------------------------------
                                                               132,476,996
     ---------------------------------------------------------------------
     Electronic Components - Semiconductors -- 5.1%
       10,650,000 Agere Systems, Inc., Class A Shares*          41,428,500
          200,000 Analog Devices, Inc.*                          9,008,000
          200,000 Applied Materials, Inc.*                      10,854,000

                      See Notes to Financial Statements.


   12 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)     MARCH 31, 2002


           SHARES                 SECURITY                    VALUE
        ----------------------------------------------------------------
        Electronic Components - Semiconductors -- 5.1% (continued)
           1,625,000 Intel Corp.                         $    49,416,250
           1,000,000 Lattice Semiconductor Corp.*             17,530,000
           2,750,000 LSI Logic Corp.*                         46,750,000
           1,600,986 Texas Instruments Inc.                   52,992,637
        ----------------------------------------------------------------
                                                             227,979,387
        ----------------------------------------------------------------
        Electronic Equipment and Instruments -- 2.2%
           1,600,000 Agilent Technologies, Inc.*              55,936,000
           5,250,000 Solectron Corp.*                         40,950,000
        ----------------------------------------------------------------
                                                              96,886,000
        ----------------------------------------------------------------
        Energy -- 1.5%
             620,000 Duke Energy Corp.                        23,436,000
             500,000 El Paso Corp.                            22,015,000
             970,000 The Williams Cos., Inc.                  22,853,200
        ----------------------------------------------------------------
                                                              68,304,200
        ----------------------------------------------------------------
        Financial Services -- 8.7%
             697,500 Ambac Financial Group, Inc.              41,201,325
           1,700,100 American Express Co.                     69,636,096
           1,070,000 Bank One Corp.                           44,704,600
           1,684,500 Countrywide Credit Industries, Inc.      75,381,375
             346,100 Equifax Inc.                             10,348,390
           1,250,000 First American Corp.                     26,600,000
           1,000,000 Golden State Bancorp Inc.                29,690,000
           1,200,000 J.P. Morgan Chase & Co.                  42,780,000
             772,700 MBIA, Inc.                               42,258,963
             100,000 Morgan Stanley Dean Witter & Co.          5,731,000
        ----------------------------------------------------------------
                                                             388,331,749
        ----------------------------------------------------------------
        Food and Beverages -- 2.7%
           1,658,200 Coca-Cola Enterprises, Inc.              31,140,996
           2,100,000 McDonald's Corp.                         58,275,000
             602,212 PepsiCo, Inc.                            31,013,918
        ----------------------------------------------------------------
                                                             120,429,914
        ----------------------------------------------------------------
        Healthcare -- 5.2%
             263,143 Abbott Laboratories                      13,841,322
              35,400 Bruker AXS Inc.*                            146,910
           1,700,000 Health Net Inc.*                         46,648,000
           1,106,262 Johnson & Johnson                        71,851,717
           1,800,000 McKesson Corp.                           67,374,000
             400,000 UnitedHealth Group Inc.                  30,568,000
        ----------------------------------------------------------------
                                                             230,429,949
        ----------------------------------------------------------------
        Home Building and Construction Services -- 0.4%
           1,000,000 Clayton Homes, Inc.                      16,750,000
              16,945 Fleetwood Enterprises, Inc.                 183,006
        ----------------------------------------------------------------
                                                              16,933,006
        ----------------------------------------------------------------
        Hotels and Motels -- 0.9%
           1,000,000 Cendant Corp.*                           19,200,000
             490,000 Marriott International, Inc.             22,025,500
        ----------------------------------------------------------------
                                                              41,225,500
        ----------------------------------------------------------------

                      See Notes to Financial Statements.


   13 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)       MARCH 31, 2002


            SHARES                 SECURITY                  VALUE
         --------------------------------------------------------------
         Housewares -- 0.4%
              580,000 Newell Rubbermaid, Inc.            $   18,536,800
         --------------------------------------------------------------
         Insurance -- 4.5%
              637,600 Allstate Corp.                         24,082,152
              800,000 American International Group, Inc.     57,712,000
              625,000 The Chubb Corp.                        45,687,500
            1,100,000 MGIC Investment Corp.                  75,273,000
         --------------------------------------------------------------
                                                            202,754,652
         --------------------------------------------------------------
         Iron and Steel -- 0.3%
              636,000 U.S. Steel Corp.                       11,543,400
         --------------------------------------------------------------
         Machinery -- 1.1%
              433,180 Caterpillar Inc.                       24,626,283
              496,000 Deere & Co.                            22,592,800
         --------------------------------------------------------------
                                                             47,219,083
         --------------------------------------------------------------
         Metals -- 2.9%
            2,443,519 Alcoa Inc.                             92,218,407
            1,665,400 Brush Engineered Materials Inc.        21,150,580
            1,337,700 RTI International Metals, Inc.*        15,450,435
         --------------------------------------------------------------
                                                            128,819,422
         --------------------------------------------------------------
         Multimedia -- 2.7%
            1,500,000 AOL Time Warner Inc.*                  35,475,000
              925,000 The News Corp. Ltd., Sponsored ADR     26,251,500
            2,450,000 The Walt Disney Co.                    56,546,000
         --------------------------------------------------------------
                                                            118,272,500
         --------------------------------------------------------------
         Oil and Gas Production -- 1.8%
              855,000 Anadarko Petroleum Corp.               48,256,200
              256,460 Murphy Oil Corp.                       24,620,160
              404,300 Ocean Energy, Inc.                      8,001,097
         --------------------------------------------------------------
                                                             80,877,457
         --------------------------------------------------------------
         Oil and Gas Services -- 7.4%
            2,650,000 BJ Services Co.*                       91,345,500
            1,000,000 ChevronTexaco Corp.                    90,270,000
            1,500,000 Conoco Inc.                            43,770,000
            2,000,000 GlobalSantaFe Corp.                    65,400,000
            2,000,000 Varco International, Inc.*             40,200,000
         --------------------------------------------------------------
                                                            330,985,500
         --------------------------------------------------------------
         Paper Products -- 0.6%
              411,900 Weyerhaeuser Co.                       25,892,034
         --------------------------------------------------------------
         Pharmaceuticals -- 5.8%
              514,000 AmerisourceBergen Corp.                35,106,200
            1,072,800 AP Pharma, Inc.*                        2,789,280
            2,466,124 Aphton Corp.*                          29,124,924
              225,000 Bristol-Myers Squibb Co.                9,110,250
            1,635,000 Elan Corp. PLC, Sponsored ADR*         22,742,850
              902,989 Enzo Biochem, Inc.*                    18,294,557
              366,200 Galen Holdings PLC ADR                 12,524,040
              400,000 ICN Pharmaceuticals, Inc.              12,700,000

                      See Notes to Financial Statements.


   14 Smith Barney Fundamental Value Fund Inc.  | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)       MARCH 31, 2002


    SHARES                        SECURITY                          VALUE
 -----------------------------------------------------------------------------
 Pharmaceuticals -- 5.8% (continued)
      500,000 Merck & Co., Inc.                                 $   28,790,000
      544,134 NexMed, Inc.*                                          2,584,637
      230,000 Novartis AG ADR                                        9,108,000
      275,000 Pharmacia Corp.                                       12,397,000
    2,000,000 Schering-Plough Corp.                                 62,600,000
      140,000 Zymogenetics, Inc.*                                    1,580,600
 -----------------------------------------------------------------------------
                                                                   259,452,338
 -----------------------------------------------------------------------------
 Real Estate -- 0.5%
      749,700 The St. Joe Co.                                       22,491,000
 -----------------------------------------------------------------------------
 Recreational Activities and Products -- 2.7%
    1,644,598 Callaway Golf Co.                                     31,658,511
    2,225,000 Carnival Corp.                                        72,646,250
      800,000 Royal Caribbean Cruises Ltd.                          18,040,000
 -----------------------------------------------------------------------------
                                                                   122,344,761
 -----------------------------------------------------------------------------
 Retail -- 0.4%
      200,000 Costco Wholesale Corp.*                                7,964,000
      250,000 Federated Department Stores, Inc.*                    10,212,500
 -----------------------------------------------------------------------------
                                                                    18,176,500
 -----------------------------------------------------------------------------
 Telecommunication -- 6.5%
    1,200,000 Cox Communications, Inc.*                             45,168,000
      600,000 Mobile Telesystems, Sponsored ADR                     21,936,000
    2,500,000 Nippon Telegraph & Telephone Corp., Sponsored ADR     48,375,000
    6,445,000 Qwest Communications International, Inc.              52,977,900
      250,000 Sprint Corp. - PCS Group*                              2,572,500
      925,000 Verizon Communications Inc.                           42,226,250
    1,500,000 Vodafone Group PLC, Sponsored ADR                     27,645,000
    7,100,000 WorldCom, Inc. - WorldCom Group*                      47,854,000
 -----------------------------------------------------------------------------
                                                                   288,754,650
 -----------------------------------------------------------------------------
 Telecommunication Equipment -- 3.0%
    1,500,000 JDS Uniphase Corp.*                                    8,835,000
    5,250,000 Lucent Technologies, Inc.                             24,832,500
    3,200,000 Motorola, Inc.                                        45,440,000
    2,505,000 Nokia Corp., Sponsored ADR                            51,953,700
      150,000 ONI Systems Corp.*                                       925,500
 -----------------------------------------------------------------------------
                                                                   131,986,700
 -----------------------------------------------------------------------------
 Toys -- 1.9%
    2,700,000 Hasbro, Inc.                                          42,714,000
    2,000,000 Mattel, Inc.                                          41,680,000
 -----------------------------------------------------------------------------
                                                                    84,394,000
 -----------------------------------------------------------------------------
 Waste Management Services -- 0.9%
    1,550,000 Waste Management, Inc.                                42,237,500
 -----------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $3,143,217,185)                           3,888,704,656
 -----------------------------------------------------------------------------

                      See Notes to Financial Statements.


15 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                                Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)       MARCH 31, 2002


        SHARES                    SECURITY                     VALUE
      -------------------------------------------------------------------
      FOREIGN STOCK -- 2.3%
      Hong Kong -- 0.4%
         1,660,000 Hutchison Whampoa Ltd.                  $   14,631,879
      -------------------------------------------------------------------
      Japan -- 1.4%
         3,000,000 Hitachi, Ltd.                               21,917,290
           150,000 Kyocera Corp.                               10,370,565
           600,000 Sony Corp.                                  31,168,241
      -------------------------------------------------------------------
                                                               63,456,096
      -------------------------------------------------------------------
      United Kingdom -- 0.5%
         1,100,000 Rio Tinto Ltd.                              21,741,638
         3,831,213 Thus Group PLC*                                831,987
      -------------------------------------------------------------------
                                                               22,573,625
      -------------------------------------------------------------------
                   TOTAL FOREIGN
                   STOCK (Cost -- $98,975,931)                100,661,600
      -------------------------------------------------------------------

         FACE
        AMOUNT                    SECURITY                     VALUE
      -------------------------------------------------------------------
      CORPORATE BONDS AND NOTES -- 0.0%
      Chemicals and Plastics -- 0.0%
                   Key Plastics Inc., 10.250% due 3/15/07
           $25,000   (Cost -- $12,889)                                  3
      -------------------------------------------------------------------

       CONTRACTS                  SECURITY                     VALUE
      -------------------------------------------------------------------
      OPTIONS PURCHASED -- 0.0%
      Computer Software -- 0.0%
                   Symantec Corp., Put @ $32.50, Expire
             5,900   4/20/02 (Cost -- $1,079,700)                 132,750
      -------------------------------------------------------------------

        SHARES                    SECURITY                     VALUE
      -------------------------------------------------------------------
      CONVERTIBLE PREFERRED STOCK -- 0.0%
            54,818 Webforia Inc.* (Cost -- $500,000)               49,884
      -------------------------------------------------------------------

       WARRANTS                   SECURITY                     VALUE
      -------------------------------------------------------------------
      WARRANTS -- 0.0%
           272,067 NexMed, Inc., Expire 8/3/02*+                        0
           156,250 Tarantella, Inc., Expire 9/8/02*+                    0
            10,719 Webforia Inc., Expire 7/14/04*+                      0
      -------------------------------------------------------------------
                   TOTAL WARRANTS (Cost -- $0)                          0
      -------------------------------------------------------------------
                   SUB-TOTAL
                   INVESTMENTS (Cost -- $3,243,785,705)     3,989,548,893
      -------------------------------------------------------------------

                      See Notes to Financial Statements.


   16 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)   MARCH 31, 2002




    FACE
   AMOUNT                                            SECURITY                                                VALUE
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.4%
$462,928,000 Goldman, Sachs & Co., 1.840% due 4/1/02; Proceeds at maturity -- $463,022,643; (Fully collateralized by U.S. Treasury Bills, Notes and Bonds, 0.000% to 6.375% due 4/4/02 to
               8/15/29; Market value -- $472,186,810) (Cost -- $462,928,000)                          $       462,928,000
-------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $3,706,713,705**)                                                               $     4,452,476,893
-------------------------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt.


 SCHEDULE OF OPTIONS WRITTEN (UNAUDITED)           MARCH 31, 2002


                                                                      STRIKE
CONTRACTS                                                  EXPIRATION PRICE    VALUE
---------------------------------------------------------------------------------------
  5,900   Symantec Corp. (Premiums received -- $1,103,283)  4/20/02   $40.00 $1,534,000
---------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   17 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)       MARCH 31, 2002


  ASSETS:
     Investments, at value (Cost -- $3,243,785,705)            $3,989,548,893
     Repurchase agreement, at value (Cost -- $462,928,000)        462,928,000
     Cash                                                                 367
     Receivable for Fund shares sold                               12,408,315
     Receivable for securities sold                                 7,109,777
     Dividends and interest receivable                              4,564,758
  ---------------------------------------------------------------------------
     Total Assets                                               4,476,560,110
  ---------------------------------------------------------------------------
  LIABILITIES:
     Payable for securities purchased                               4,168,341
     Investment advisory fee payable                                1,806,195
     Written options, at value (Premiums
       received -- $1,103,283) (Note 5)                             1,534,000
     Distribution fees payable                                        836,464
     Administration fee payable                                       619,549
     Payable for Fund shares purchased                                292,955
     Payable for open forward foreign currency contracts
       (Note 6)                                                        14,980
     Accrued expenses                                                 311,179
  ---------------------------------------------------------------------------
     Total Liabilities                                              9,583,663
  ---------------------------------------------------------------------------
  Total Net Assets                                             $4,466,976,447
  ---------------------------------------------------------------------------
  NET ASSETS:
     Par value of capital shares                               $      332,340
     Capital paid in excess of par value                        3,761,390,452
     Accumulated net investment loss                               (6,585,799)
     Accumulated net realized loss from security transactions
       and options                                                (33,457,848)
     Net unrealized appreciation of investments, options and
       foreign currencies                                         745,297,302
  ---------------------------------------------------------------------------
  Total Net Assets                                             $4,466,976,447
  ---------------------------------------------------------------------------
  Shares Outstanding:
     Class A                                                      124,818,601
     -------------------------------------------------------------------------
     Class B                                                      126,388,793
     -------------------------------------------------------------------------
     Class L                                                       75,344,476
     -------------------------------------------------------------------------
     Class Y                                                        5,788,446
     -------------------------------------------------------------------------
  Net Asset Value:
     Class A (and redemption price)                                    $13.73
     -------------------------------------------------------------------------
     Class B *                                                         $13.25
     -------------------------------------------------------------------------
     Class L **                                                        $13.24
     -------------------------------------------------------------------------
     Class Y (and redemption price)                                    $13.89
     -------------------------------------------------------------------------
  Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value
       per share)                                                      $14.45
     -------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value
       per share)                                                      $13.37
  ---------------------------------------------------------------------------
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


   18 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)  FOR THE SIX MONTHS ENDED MARCH 31, 2002


 INVESTMENT INCOME:
    Dividends                                                    $ 22,198,423
    Interest                                                        2,917,164
    Less: Foreign withholding tax                                    (538,027)
 --------------------------------------------------------------------------
    Total Investment Income                                        24,577,560
 --------------------------------------------------------------------------
 EXPENSES:
    Distribution fees (Note 3)                                     14,083,117
    Investment advisory fee (Note 3)                                9,962,399
    Administration fee (Note 3)                                     3,434,733
    Shareholder and system servicing fees                           1,744,321
    Registration fees                                                 162,090
    Custody                                                            76,342
    Audit and legal                                                    64,823
    Shareholder communications                                         62,845
    Directors' fees                                                    24,932
    Other                                                              49,385
 --------------------------------------------------------------------------
    Total Expenses                                                 29,664,987
 --------------------------------------------------------------------------
 Net Investment Loss                                               (5,087,427)
 --------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
 AND FOREIGN CURRENCIES (NOTES 4, 5 AND 6):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)      13,486,954
      Options written                                              (1,442,424)
      Options purchased                                            (1,143,060)
      Foreign currency transactions                                  (246,349)
 --------------------------------------------------------------------------
    Net Realized Gain                                              10,655,121
 --------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation)
      From:
      Security transactions                                       513,777,862
      Foreign currency transactions                                   (27,519)
 --------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                       513,750,343
 --------------------------------------------------------------------------
 Net Gain on Investments, Options and Foreign Currencies          524,405,464
 --------------------------------------------------------------------------
 Increase in Net Assets From Operations                          $519,318,037
 --------------------------------------------------------------------------

                      See Notes to Financial Statements.


   19 Smith Barney Fundamental Value Fund Inc.  | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended March 31, 2002 (unaudited) and the Year Ended September 30, 2001

                                                                                 2002            2001
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                                      $   (5,087,427) $     (928,061)
   Net realized gain                                                            10,655,121      18,021,693
   Increase (decrease) in net unrealized appreciation                          513,750,343    (784,131,816)
----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                           519,318,037    (767,038,184)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                          (15,206,484)   (221,891,799)
----------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                   (15,206,484)   (221,891,799)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                            841,272,056   2,184,535,474
   Net asset value of shares issued in connection with the transfer of the
     Citi Select 500 Growth Plus Fund's net assets (Note 8)                             --      36,485,524
   Net asset value of shares issued in connection with the transfer of the
     Smith Barney Natural Resources Fund's net assets (Note 8)                          --      34,382,945
   Net asset value of shares issued for reinvestment of dividends               14,200,230     205,378,490
   Cost of shares reacquired                                                  (334,626,910)   (784,348,227)
----------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                         520,845,376   1,676,434,206
----------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                       1,024,956,929     687,504,223

NET ASSETS:
   Beginning of period                                                       3,442,019,518   2,754,515,295
----------------------------------------------------------------------------------------------------------
   End of period*                                                           $4,466,976,447  $3,442,019,518
----------------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                                 $(6,585,799)    $(1,252,023)
----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   20 Smith Barney Fundamental Value Fund Inc.  | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $1,016,486 and accumulated net realized loss of $14,292,253 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

3. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser of the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% on the first $1.5 billion of average daily net assets; 0.50% on the next $0.5 billion; 0.49% on the next
$0.5 billion; 0.46% on the next $1.0 billion and 0.38% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

   21 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

SBFM also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% on the first $2.0 billion of average daily net assets; 0.16% on the next $0.5 billion; 0.14% on the next $1.0 billion and 0.12% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended March 31, 2002, the Fund paid transfer agent fees of $2,051,282 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of SSBH, act as the Fund's distributors. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as a member of the selling group. For the six months ended March 31, 2002, SSB and its affiliates received brokerage commissions of $47,982 on portfolio transactions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2002, SSB received sales charges of approximately $6,773,000 and $1,960,000 on sales of the Fund's Class A and L shares, respectively.

In addition, for the six months ended March 31, 2002, CDSCs paid to SSB were approximately:

                                         Class A  Class B   Class L
           ---------------------------------------------------------
           CDSCs                         $4,000  $1,145,000 $165,000
           ---------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended March 31, 2002, total Distribution Plan fees incurred were:

                                    Class A    Class B    Class L
            -------------------------------------------------------
            Distribution Plan Fees $1,949,110 $7,758,967 $4,375,040
            -------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the six months ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

              ----------------------------------------------------
              Purchases                               $735,622,689
              ----------------------------------------------------
              Sales                                    579,690,141
              ----------------------------------------------------

   22 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

-------------------------------------------------------
Gross unrealized appreciation           $1,015,814,691
Gross unrealized depreciation             (270,051,503)
-------------------------------------------------------
Net unrealized appreciation             $  745,763,188
-------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 2002, the Fund held purchased put options with a total cost of $1,079,700.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the six months ended March 31, 2002:

                                                      Number of
                                                      Contracts  Premiums
   -------------------------------------------------------------------------
   Options written, outstanding at September 30, 2001       --  $         0
   Options written                                      18,841    2,417,292
   Options cancelled in closing purchase transactions  (12,941)  (1,314,009)
   -------------------------------------------------------------------------
   Options written, outstanding at March 31, 2002        5,900  $ 1,103,283
   -------------------------------------------------------------------------


   23 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

6. Forward Foreign Currency Contracts

At March 31, 2002, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                                                Local      Market   Settlement Unrealized
Foreign Currency                                               Currency    Value       Date       Loss
---------------------------------------------------------------------------------------------------------
To Sell:
British Pound                                                  4,992,819 $7,109,777   4/2/02    $(14,980)
---------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency Contracts                                  $(14,980)
---------------------------------------------------------------------------------------------------------

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

For the six months ended March 31, 2002, the Fund did not earn any interest income from securities loaned.

At March 31, 2002, the Fund did not have any securities on loan.

8. Transfers of Net Assets

On October 13, 2000, the Fund acquired the assets and certain liabilities of the Citi Select 500 Growth Plus Fund ("Citi 500 Growth Plus Fund") pursuant to a plan of reorganization approved by Citi 500 Growth Plus Fund shareholders on October 2, 2000. Total shares issued by the Fund and the total net assets of the Citi 500 Growth Plus Fund and the Fund on the date of transfer were as follows:

                          Shares Issued  Total Net Assets of the  Total Net Assets
Acquired Fund              by the Fund  Citi 500 Growth Plus Fund   of the Fund
----------------------------------------------------------------------------------
Citi 500 Growth Plus Fund   2,359,302          $36,485,524         $2,676,328,241
----------------------------------------------------------------------------------

The total net assets of the Citi 500 Growth Plus Fund before acquisition included unrealized depreciation of $2,099,952. Total net assets of the Fund immediately after the transfer were $2,712,813,765. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

   24 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

On December 8, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Natural Resources Fund ("Natural Resources Fund") pursuant to a plan of reorganization approved by Natural Resources Fund shareholders on December 5, 2000. Total shares issued by the Fund and the total net assets of the Natural Resources Fund and the Fund on the date of transfer were as follows:

                        Shares Issued Total Net Assets of the Total Net Assets
 Acquired Fund           by the Fund  Natural Resources Fund    of the Fund
 -----------------------------------------------------------------------------
 Natural Resources Fund   2,424,012         $34,382,945        $2,850,203,358
 -----------------------------------------------------------------------------

The total net assets of the Natural Resources Fund before acquisition included unrealized appreciation of $5,208,080 and accumulated net realized loss of $18,194,253. Total net assets of the Fund immediately after the transfer were $2,884,586,303. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Capital Loss Carryforward

At September 30, 2001, the Fund had, for Federal income tax purposes, a total of approximately $10,995,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                     2005      2006      2007     2008
       -----------------------------------------------------------------
       Capital Loss Carryforwards $7,303,000 $883,000 $2,768,000 $41,000
       -----------------------------------------------------------------

10.Capital Shares

At March 31, 2002, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2002, total paid-in capital amounted to the following for each class:

                          Class A        Class B        Class L       Class Y
 ------------------------------------------------------------------------------
 Total Paid-in Capital $1,431,694,992 $1,261,470,600 $1,022,949,398 $45,607,802
 ------------------------------------------------------------------------------

   25 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                                    Six Months Ended March 31, 2002 Year Ended September 30, 2001
                                                    ------------------------------  ----------------------------
                                                       Shares           Amount         Shares          Amount
-----------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                          23,310,927     $ 309,940,861    54,051,460    $ 790,475,694
Net asset value of shares issued in connection with
 the transfer of the Citi Select 500 Growth Plus
 Fund's net assets (Note 8)                                  --                --     2,342,231       36,227,292
Net asset value of shares issued in connection with
 the transfer of the Smith Barney Natural Resources
 Fund's net assets (Note 8)                                  --                --     1,182,649       16,992,651
Shares issued on reinvestment                           399,727         5,404,316     5,961,446       83,453,845
Shares reacquired                                    (7,825,192)     (104,079,334)  (22,536,080)    (332,782,048)
-----------------------------------------------------------------------------------------------------------------
Net Increase                                         15,885,462     $ 211,265,843    41,001,706    $ 594,367,434
-----------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                          22,944,050     $ 295,660,522    48,279,953    $ 676,319,335
Net asset value of shares issued in connection with
 the transfer of the Citi Select 500 Growth Plus
 Fund's net assets (Note 8)                                  --                --        17,071          258,232
Net asset value of shares issued in connection with
 the transfer of the Smith Barney Natural Resources
 Fund's net assets (Note 8)                                  --                --     1,063,355       14,897,572
Shares issued on reinvestment                           429,056         5,607,745     7,124,638       97,276,015
Shares reacquired                                   (13,543,517)     (173,121,822)  (24,544,012)    (344,145,546)
-----------------------------------------------------------------------------------------------------------------
Net Increase                                          9,829,589     $ 128,146,445    31,941,005    $ 444,605,608
-----------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                          18,062,330     $ 232,842,846    48,119,727    $ 678,265,882
Net asset value of shares issued in connection with
 the transfer of the Smith Barney Natural Resources
 Fund's net assets (Note 8)                                  --                --       178,008        2,492,722
Shares issued on reinvestment                           243,918         3,188,011     1,692,489       23,101,514
Shares reacquired                                    (4,449,223)      (57,282,405)   (5,511,932)     (75,525,642)
-----------------------------------------------------------------------------------------------------------------
Net Increase                                         13,857,025     $ 178,748,452    44,478,292    $ 628,334,776
-----------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                             207,906     $   2,827,827     2,646,908    $  39,474,563
Shares issued on reinvestment                                11               158       109,647        1,547,116
Shares reacquired                                       (10,509)         (143,349)   (2,188,925)     (31,895,291)
-----------------------------------------------------------------------------------------------------------------
Net Increase                                            197,408     $   2,684,636       567,630    $   9,126,388
-----------------------------------------------------------------------------------------------------------------

   26 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares                           2002/(1)(2)/    2001/(2)/    2000/(2)/  1999/(2)/ 1998/(2)/      1997
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $11.99        $15.97       $12.90    $10.07    $11.37     $ 9.31
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                          0.01          0.06         0.04      0.04      0.09       0.11
 Net realized and unrealized gain (loss)        1.78         (2.85)        3.86      3.53     (0.76)      2.52
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.79         (2.79)        3.90      3.57     (0.67)      2.63
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            --            --           --     (0.02)    (0.11)     (0.13)
 Net realized gains                            (0.05)        (1.19)       (0.83)    (0.72)    (0.52)     (0.44)
---------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.05)        (1.19)       (0.83)    (0.74)    (0.63)     (0.57)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.73        $11.99       $15.97    $12.90    $10.07     $11.37
---------------------------------------------------------------------------------------------------------------
Total Return                                   14.93%++     (18.52)%      31.55%    37.17%    (6.04)%    29.53%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $1,714,145    $1,306,304   $1,085,196  $680,603  $520,627   $606,054
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       0.99%+        1.02%        1.06%     1.17%     1.15%      1.14%
 Net investment income                          0.22+         0.44         0.29      0.35      0.81       1.14
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           16%           42%          38%       43%       41%        46%
---------------------------------------------------------------------------------------------------------------

(1)  For the six months ended March 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


   27 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class B Shares                           2002/(1)(2)/    2001/(2)/    2000/(2)/  1999/(2)/ 1998/(2)/      1997
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $11.62        $15.63       $12.73    $10.01    $11.31     $ 9.26
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                  (0.04)        (0.05)       (0.07)    (0.05)     0.00*      0.03
 Net realized and unrealized gain (loss)        1.72         (2.77)        3.80      3.49     (0.75)      2.52
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.68         (2.82)        3.73      3.44     (0.75)      2.55
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            --            --           --        --     (0.03)     (0.06)
 Net realized gains                            (0.05)        (1.19)       (0.83)    (0.72)    (0.52)     (0.44)
---------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.05)        (1.19)       (0.83)    (0.72)    (0.55)     (0.50)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.25        $11.62       $15.63    $12.73    $10.01     $11.31
---------------------------------------------------------------------------------------------------------------
Total Return                                   14.46%++     (19.16)%      30.59%    36.00%    (6.79)%    28.62%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $1,674,542    $1,354,078   $1,322,865  $884,088  $716,239   $930,436
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.79%+        1.83%        1.84%     1.94%     1.92%      1.90%
 Net investment income (loss)                  (0.59)+       (0.37)       (0.50)    (0.42)     0.04       0.38
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           16%           42%          38%       43%       41%        46%
---------------------------------------------------------------------------------------------------------------

(1) For the six months ended March 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


   28 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class L Shares                           2002/(1)(2)/   2001/(2)/  2000/(2)/ 1999/(2)/ 1998/(2)(3)/     1997
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $11.61      $15.62     $12.73    $10.01       $11.30    $ 9.26
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                  (0.04)      (0.05)     (0.07)    (0.05)        0.00*     0.03
 Net realized and unrealized gain (loss)        1.72       (2.77)      3.79      3.49        (0.74)     2.51
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.68       (2.82)      3.72      3.44        (0.74)     2.54
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            --          --         --        --        (0.03)    (0.06)
 Net realized gains                            (0.05)      (1.19)     (0.83)    (0.72)       (0.52)    (0.44)
-------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.05)      (1.19)     (0.83)    (0.72)       (0.55)    (0.50)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.24      $11.61     $15.62    $12.73       $10.01    $11.30
-------------------------------------------------------------------------------------------------------------
Total Return                                   14.47%++   (19.17)%    30.51%    36.00%       (6.70)%   28.52%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $997,874    $713,921   $265,713   $84,402      $57,367   $71,874
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.76%+      1.82%      1.86%     1.95%        1.93%     1.92%
 Net investment income (loss)                  (0.55)+     (0.38)     (0.47)    (0.43)        0.03      0.36
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           16%         42%        38%       43%          41%       46%
-------------------------------------------------------------------------------------------------------------

(1) For the six months ended March 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

   29 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class Y Shares                           2002/(1)(2)/   2001/(2)/  2000/(2)/ 1999/(2)/ 1998/(2)/      1997
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $12.11      $16.07     $12.93   $10.10     $11.40      $9.32
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                          0.04        0.11       0.08     0.09       0.12       0.14
 Net realized and unrealized gain (loss)        1.79       (2.88)      3.89     3.52      (0.74)      2.54
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.83       (2.77)      3.97     3.61      (0.62)      2.68
----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            --          --         --    (0.06)     (0.16)     (0.16)
 Net realized gains                            (0.05)      (1.19)     (0.83)   (0.72)     (0.52)     (0.44)
----------------------------------------------------------------------------------------------------------
Total Distributions                            (0.05)      (1.19)     (0.83)   (0.78)     (0.68)     (0.60)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.89      $12.11     $16.07   $12.93     $10.10     $11.40
----------------------------------------------------------------------------------------------------------
Total Return                                   15.11%++   (18.27)%    32.04%   37.57%     (6.78)%    30.06%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $80,415     $67,717    $80,740  $80,984    $62,551   $108,578
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       0.68%+      0.71%      0.75%    0.82%      0.79%      0.78%
 Net investment income                          0.53+       0.76       0.56     0.71       1.15       1.48
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           16%         42%        38%      43%        41%        46%
----------------------------------------------------------------------------------------------------------

(1) For the six months ended March 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


   30 Smith Barney Fundamental Value Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                          FUNDAMENTAL VALUE FUND INC.



            DIRECTORS                   INVESTMENT ADVISER
            Robert M. Frayn, Jr.        AND ADMINISTRATOR
            Leon P. Gardner             Smith Barney Fund
            David E. Maryatt              Management LLC
            Heath B. McLendon, Chairman
            Frederick O. Paulsell       DISTRIBUTORS
            Jerry A. Viscione           Salomon Smith Barney Inc.
            Julie W. Weston             PFS Distributors, Inc.

            Lloyd J. Andrews, Emeritus  CUSTODIAN
                                        State Street Bank and
            OFFICERS                      Trust Company
            Heath B. McLendon
            President and               TRANSFER AGENT
            Chief Executive Officer     Travelers Bank & Trust, fsb.
                                        125 Broad Street, 11th Floor
            Lewis E. Daidone            New York, New York 10004
            Senior Vice President
            and Treasurer               SUB-TRANSFER AGENT
                                        PFPC Global Fund Services
            John G. Goode               P.O. Box 9699
            Vice President and          Providence, Rhode Island
            Investment Officer          02940-9699

            Peter J. Hable
            Vice President and
            Investment Officer

            Irving P. David
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Fundamental Value Fund Inc.



 This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01118 5/02